UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 23, 2010

AMERON INTERNATIONAL CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-9102	77-0100596
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

245 South Los Robles Avenue	91101
Pasadena, California	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code  (626) 683-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On September 23, 2010, Ameron International Corporation (the “Company”) issued a press release regarding the Company’s results of operations for the third quarter ended August 29, 2010. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 8.01	Other Events.

On September 24, 2010, the Company issued a press release announcing its quarterly dividend. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated September 23, 2010.
99.2	Press Release dated September 24, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

AMERON INTERNATIONAL CORPORATION

Dated: September 24, 2010	By:	/s/ Leonard J. McGill
Leonard J. McGill
Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit
99.1	Press Release dated September 23, 2010.
99.2	Press Release dated September 24, 2010.

4